UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2006

                             PACIFIC CAPITAL BANCORP
             (Exact name of registrant as specified in its charter)

             California                 0-11113                95-3673456
   (State or other jurisdiction      (Commission           (I.R.S. Employer
         of incorporation)           File Number)         Identification No.)

                  1021 Anacapa Street, Santa Barbara, CA       93101
                 (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities
                              Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
                             Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry Into a Material Definitive Agreement

Pacific Capital Bancorp (the "Company") entered into a Separation Agreement and General Release (the "Agreement") with William J. Grimm, the Company's Chief Information Officer, effective July 27, 2006. Under the terms of the Agreement and for a 12-month period following the effective date of the Agreement, Mr. Grimm will receive a gross monthly payment of $21,250.00 and certain health insurance benefits, and he will be available to the Company to respond to questions concerning information technology projects undertaken or programs installed during his tenure.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.       Description
----------------------------------------------------
99.1              Press release dated July 31, 2006.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    PACIFIC CAPITAL BANCORP
Date: July 31, 2006


                                                    /s/ Joyce M. Clinton
                                                    --------------------
                                                    Joyce M. Clinton
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number       Description of Exhibits
--------------       -----------------------

99.1 Pacific Capital Bancorp press release, dated July 31, 2006, with respect to the Separation Agreement and General Release entered into with former Chief Information Officer William J. Grimm.